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                                                                  Execution Copy




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                   APPRECIATION NOTES REGISTRATION RIGHTS AGREEMENT

                            Dated as of December 30, 1997

                                     by and among

                              BRILL MEDIA COMPANY, LLC,

                            BRILL MEDIA MANAGEMENT, INC.,

                              THE SUBSIDIARY GUARANTORS
                                     named herein

                                         and

                           NATWEST CAPITAL MARKETS LIMITED


                                 as Initial Purchaser


                   ------------------------------------------------
                   ------------------------------------------------



                       $3,000,000 Aggregate Principal Amount of

                             APPRECIATION NOTES DUE 2007

                                  TABLE OF CONTENTS


 1.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
 2.  Exchange Offer. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

 3.  Shelf Registration. . . . . . . . . . . . . . . . . . . . . . . . . . .  9

 4.  Additional Interest . . . . . . . . . . . . . . . . . . . . . . . . . . 10

 5.  Registration Procedures . . . . . . . . . . . . . . . . . . . . . . . . 12

 6.  Registration Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 21

 7.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
 8.  Rules 144 and 144A. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
 9.  Underwritten Registrations. . . . . . . . . . . . . . . . . . . . . . . 27

10.  Miscellaneous.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     (a)  No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . 27
     (b)  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . 27
     (c)  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     (d)  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . 29
     (e)  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     (f)  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     (g)  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     (h)  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     (i)  Notes Held by the Issuers or their Affiliates. . . . . . . . . . . 30
     (j)  Third Party Beneficiaries. . . . . . . . . . . . . . . . . . . . . 30

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                APPRECIATION NOTES REGISTRATION RIGHTS AGREEMENT


          This Appreciation Notes Registration Rights Agreement (the "Agreement") is dated as of December 30, 1997, by and among Brill Media Company, LLC, a Virginia limited liability company ("BMC"), Brill Media Management, Inc., a Virginia corporation ("Media" and, collectively with BMC, the "Company"), the subsidiary guarantors of the Company's obligations hereunder as listed on Schedule A hereto (collectively, the "Guarantors"), and NatWest Capital Markets Limited (the "Initial Purchaser").

          This Agreement is entered into in connection with the Purchase Agreement, dated December 22, 1997, among the Company, the Guarantors and the Initial Purchaser (the "Purchase Agreement"), which provides, among other things, for the sale by the Company to the Initial Purchaser of $3,000,000 aggregate principal amount of the Company's Appreciation Notes due 2007 (the "Appreciation Notes"), which Appreciation Notes will be guaranteed by the Guarantors. The Company and the Guarantors are collectively referred to herein as the "Issuers." In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchaser to purchase the Appreciation Notes under the Purchase Agreement.

The parties hereby agree as follows:

1. Definitions

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest: Has the meaning provided in Section 4(a) hereof.

          Advice:  Has the meaning provided in the last paragraph of
Section 5 hereof.

          Agreement: Has the meaning provided in the first introductory paragraph hereto.

          Applicable Period: Has the meaning provided in Section 2(b) hereof.

          Appreciation Exchange Notes: Has the meaning provided in Section 2(a) hereof.


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          Appreciation Notes:  Has the meaning provided in the second introductory paragraph hereto.

          Appreciation Notes Indenture: The Indenture, dated as of December 30, 1997 between the Company, the Guarantors and United States Trust Company of New York, as trustee, pursuant to which the Appreciation Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Closing Date:  Has the meaning provided in the Purchase
Agreement.

          Company: Has the meaning provided in the first introductory paragraph hereto.

          Effectiveness Date:  The 90th day after the Filing Date.

          Effectiveness Period: Has the meaning provided in Section 3(a) hereof.

          Event Date:  Has the meaning provided in Section 4(b) hereof.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Exchange Offer:  Has the meaning provided in Section 2(a) hereof.

          Exchange Registration Statement:  Has the meaning provided in
Section 2(a) hereof.

          Filing Date:  The 60th day after the Issue Date.

          Guarantors: Has the meaning provided in the first introductory paragraph hereto.

          Holder:  Any holder of a Registrable Note or Registrable Notes.

          Indemnified Person: Has the meaning provided in Section 7(c) hereof.

          Indemnifying Person: Has the meaning provided in Section 7(c) hereof.

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          Indenture:  The Indenture, dated as of December 30, 1997 between the Company, the Guarantors and United States Trust Company of New York, as trustee, pursuant to which $105,00,000 aggregate principal amount of the Company's 12% Senior Notes due 2007 are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchaser: Has the meaning provided in the first introductory paragraph hereto.

          Inspectors:  Has the meaning provided in Section 5(o) hereof.

          Issue Date: The date on which the original Appreciation Notes were sold to the Initial Purchaser pursuant to the Purchase Agreement.

          Issuers: Has the meaning provided in the second introductory paragraph hereto.

          NASD:  Has the meaning provided in Section 5(s) hereof.

          Participant:  Has the meaning provided in Section 7(a) hereof.

          Participating Broker-Dealer: Has the meaning provided in Section 2(b) hereof.

          Persons: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange: Has the meaning provided in Section 2(b) hereof.

          Private Appreciation Exchange Notes:  Has the meaning provided in
Section 2(b) hereof.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement including post-effective

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amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement: Has the meaning provided in the second introductory paragraph hereto.

          Records:  Has the meaning provided in Section 5(o) hereof.

          Registrable Notes: Each Appreciation Note upon original issuance of the Appreciation Notes and at all times subsequent thereto and each Private Appreciation Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Appreciation Note or Private Appreciation Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement covering such Appreciation Note or Private Appreciation Exchange Note, as the case may be, has been declared effective by the SEC and such Appreciation Note (unless such Appreciation Note was not tendered for exchange by the Holder thereof), or Private Appreciation Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement,
(ii) such Appreciation Note or Private Appreciation Exchange Note, as the case may be, is, or may be, sold in compliance with Rule 144, or (iii) such Appreciation Note or Private Appreciation Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Registration Statement: Any registration statement of the Company, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

                                          4
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          Rule 415:  Rule 415 promulgated under the Securities Act, as such
Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Shelf Notice:  Has the meaning provided in Section 2(c) hereof.

          Shelf Registration: Has the meaning provided in Section 3(a) hereof.

          Shelf Registration Statement: shall mean a "shelf" registration statement of the Company and the Guarantors which covers all of the Registrable Notes on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          TIA:  The Trust Indenture Act of 1939, as amended.

          Trustee(s): The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

          Underwritten registration or underwritten offering: A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

2. Exchange Offer

          (a) Each of the Issuers agrees to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Appreciation Notes for a like aggregate principal amount of debt securities of the Company, guaranteed by the Guarantors, which are identical in all material respects to the Appreciation Notes (the "Appreciation Exchange Notes") (and which are entitled to the benefits of the Appreciation Notes Indenture or a trust indenture that is identical in all material respects to the Appreciation Notes Indenture (other than such changes to the Appreciation Notes Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and

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which, in either case, has been qualified under the TIA), except that (i) the
Appreciation Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon and (ii) the Appreciation Exchange Notes shall not be entitled to any further registration rights hereunder or to any Additional Interest. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration
Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Issuers agree to use their reasonable best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act no later than the 90th day after the Filing Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to the Holders; and (z) consummate the Exchange Offer on or prior to the 120th day following the Filing Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Appreciation Exchange Notes thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement until such stop order, injunction or other order or requirement is no longer in effect. Each Holder who participates in the Exchange Offer will be required to represent that any Appreciation Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Appreciation Exchange Notes in violation of the provisions of the Securities Act, that such Holder is not an "affiliate" of any of the Issuers within the meaning of the Securities Act and that such Holder is not acting on behalf of any person who could not truthfully make the foregoing representations. Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuers shall have no further obligation to register Registrable Notes (other than Private Appreciation Exchange Notes pursuant to Section 3 hereof). No securities other than the Appreciation Exchange Notes shall be included in the Exchange Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Appreciation Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchaser, represent the prevailing views of the Staff of the SEC.

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Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating
Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Appreciation Exchange Notes.

          Each of the Issuers shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Appreciation Exchange Notes; provided, however, that such period shall not exceed 180 days after the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

          If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Appreciation Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Issuers shall, upon the request of the Initial Purchaser, simultaneously with the delivery of the Appreciation Exchange Notes in the Exchange Offer issue and deliver to the Initial Purchaser in exchange (the "Private Exchange") for such Appreciation Notes held by the Initial Purchaser a like principal amount of debt securities of the Company, guaranteed by the Guarantors, that are identical in all material respects to the Appreciation Exchange Notes (the "Private Appreciation Exchange Notes") (and which are issued pursuant to the same Appreciation Notes Indenture as the Appreciation Exchange Notes) except for the placement of a restrictive legend on such Private Appreciation Exchange Notes. The Private Appreciation Exchange Notes shall if permissible bear the same CUSIP number as the Appreciation Exchange Notes.

          Interest on the Appreciation Exchange Notes and the Private Appreciation Exchange Notes will accrue from the last interest payment date on which interest was paid on the Appreciation Notes surrendered in exchange therefor or, if no interest has been paid on the Appreciation Notes, from the Issue Date.

          In connection with the Exchange Offer, the Issuers shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Appreciation Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuers shall:

          (1) accept for exchange all Appreciation Notes tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Appreciation Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Appreciation Notes, Appreciation Exchange Notes or Private Appreciation Exchange Notes, as the case may be, equal in principal amount to the Appreciation Notes of such Holder so accepted for exchange.

          The Appreciation Exchange Notes and the Private Appreciation Exchange Notes are to be issued under (i) the Appreciation Notes Indenture or (ii) an indenture identical in all material respects to the Appreciation Notes Indenture, which in either event shall provide that (1) the Appreciation Exchange Notes shall not be subject to the transfer restrictions set forth in the Appreciation Notes Indenture and (2) the Private Appreciation Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Appreciation Notes Indenture or such indenture shall provide that the Appreciation Exchange Notes, the Private Appreciation Exchange Notes and the Appreciation Notes shall vote and consent together on all matters as one class and that none of the Appreciation Exchange Notes, the Private Appreciation Exchange Notes or the Appreciation Notes will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Issuers are not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 120 days after the Filing Date, (iii) any

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holder of Private Appreciation Exchange Notes so requests at any time after the consummation of the Private Exchange, or (iv) if any Holder (other than the Initial Purchaser) is not eligible to participate in the Exchange Offer or such Holder does not receive Appreciation Exchange Notes on the date of the exchange that may be sold without restriction under the state and federal securities laws (other than due solely to the status of such Holder as an affiliate of any of the Issuers within the meaning of the Securities Act), then the Issuers shall promptly deliver to the Holders and the Appreciation Notes Trustee written notice thereof (the "Shelf Notice") and, in the case of clauses (i) and (ii) above, to all Holders, in the case of clause (iii) above, to the Holders of the Private Appreciation Exchange Notes and, in the case of clause (iv) above, to the affected Holder, and shall as promptly as reasonably practicable file a Shelf Registration pursuant to Section 3 hereof, provided, however, that in the case of clause (iii) above such holder shall pay all reasonable registration expenses of the Company as described in
Section 6 hereof in connection with such Shelf Registration of such Private Appreciation Exchange Notes.

3. Shelf Registration

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a) Shelf Registration. The Issuers shall as promptly as reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Shelf Registration"). If the Issuers shall not have yet filed an Exchange Registration Statement, each of the Issuers shall use its best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Shelf Registration.

          Each of the Issuers shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act by the 180th day after the Issue Date and to keep the Shelf Registration continuously effective under the Securities Act until the date which is two years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof, or such shorter period ending when all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or when the Appreciation Notes become eligible for transfer without volume restrictions pursuant to Rule 144 under the Securities Act (the "Effectiveness Period").

          (b) Withdrawal of Stop Orders. If the Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), each of the Issuers shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplements and Amendments. The Issuers shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested for such purpose by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

4.   Additional Interest

          (a) The Issuers and the Initial Purchaser agree that the Holders of Registrable Notes will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as the sole liquidated damages, for such failure additional interest on the Appreciation Notes ("Additional Interest") shall become payable with respect to the Appreciation Notes under the circumstances and to the extent set forth below:

          (i) if neither the Exchange Registration Statement nor the Shelf Registration has been filed on or prior to the Filing Date, then, commencing on the 61st day after the Issue Date, Additional Interest shall accrue on $3,000,000 at a rate of 0.50% per annum for the first 30 days commencing on the 61st day after the Issue Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period;

          (ii) if neither the Exchange Registration Statement nor the Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Date, then, commencing on the 91st day after the Filing Date, Additional Interest shall accrue on $3,000,000 at a rate of 0.50% per annum for the first 30 days commencing on the 91st day after the Filing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 30-day period; and

          (iii) if (A) the Issuers have not exchanged Exchange Notes for all Appreciation Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 120th day after the Filing Date or (B) the Exchange

     Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (unless all Appreciation Notes have been sold thereunder), then Additional Interest shall accrue on $3,000,000 at a rate of 0.50% per annum for the first 30 days commencing on (x) the 121st day after the Filing Date with respect to the Appreciation Notes validly tendered and not exchanged by the Company, in the case of (A) above, or (y) the day the Exchange Registration Statement ceases to be effective in the case of (B) above, or (z) the day such Shelf Registration ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each such subsequent 30-day period;

provided, however, that in any event the Additional Interest rate on any affected Appreciation Notes may not exceed at any one time in the aggregate 1.5% per annum; and provided, further, that (1) upon the filing of the Exchange Registration Statement or a Shelf Registration (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration (in the case of clause (ii) of this Section 4(a)), or (3) upon the exchange of Appreciation Exchange Notes for all Appreciation Notes tendered (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) of this Section 4(a)), Additional Interest on the affected Appreciation Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Issuers shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). The Company shall pay the Additional Interest due on the transfer restricted Appreciation Notes by depositing with the paying agent (which shall not be the Company for these purposes) for the transfer restricted Appreciation Notes, in trust, for the benefit of the holders thereof, prior to 11:00 A.M. on each June 15 and December 15, sums sufficient to pay the Additional Interest then due. Any amounts of Additional Interest due pursuant to clauses (a)(i), (a)(ii) or
(a)(iii) of this Section 4 will be payable to the Holders of affected Appreciation Notes in cash semi-annually on each interest payment date specified by the Indenture (or such other indenture) to the record holders entitled to receive the interest payment to be made on such date, commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Registrable Notes of such Holders, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.   Registration Procedures

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:

          (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use their reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall, if requested in writing, furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least three business days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document under the immediately preceding sentence, if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object thereto in writing.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Company shall be deemed not to have used its best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Appreciation Exchange Notes not being able to sell such Registrable Notes or such Appreciation Exchange Notes during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits),
     (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Appreciation Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement), contemplated by
     Section 5(n) hereof cease
     to be true and correct, (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Appreciation Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Appreciation Exchange Notes for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 hereof and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, each Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case-may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Appreciation Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, to use its best efforts to register or qualify such Registrable Notes (and to cooperate with selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-

     Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Appreciation Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Appreciation Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that none of the Issuers shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) Use its best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders thereof or the underwriter or underwriters, if any, to dispose of such Registrable Notes, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case each of the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph

     5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Appreciation Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its best efforts to cause the Registrable Notes covered by a Registration Statement or the Appreciation Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Appreciation Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes or Appreciation Exchange Notes, as the case may be, in a form eligible for deposit with The Depositary Trust Company and (ii) provide a CUSIP number for the Registrable Notes or Appreciation Exchange Notes, as the case may be.

          (n) In connection with any underwritten offering initiated by the Company of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Appreciation Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and their respective subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by Issuers to underwriters in underwritten offerings of debt securities similar to the Appreciation Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt similar to the Appreciation Notes and such other matters as may be reasonably requested by the managing underwriter or underwriters;
     (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Issuers or of any business acquired by any of the Issuers for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt similar to the Appreciation Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in
     Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (o) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Appreciation Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Issuers and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their respective subsidiaries to make available for inspection all information reasonably requested by any such Inspector in connection with such Registration Statement.
     Records which any of the Issuers determine, in good faith, to be confidential and any Records which it notifies the

     Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel (a copy of which shall be delivered to the Issuers) for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such information is generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuers' sole expense.

          (p) Provide an indenture trustee for the Registrable Notes or the Appreciation Exchange Notes, as the case may be, and cause the Appreciation Notes Indenture or the trust indenture provided for in
     Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which

     Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (r) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Appreciation Exchange Notes or the Private Appreciation Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Appreciation Exchange Notes or the Private Appreciation Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (t) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

          The Issuers may require each seller of Registrable Notes as to which any Registration Statement is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such Registration Statement the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Appreciation Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith dis-continue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Appreciation Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Appreciation Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.   Registration Expenses

          (a) Except as otherwise provided in Section 2(c) hereof, all fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Issuer's counsel in connection with Blue Sky qualifications of the Registrable Notes or Appreciation Exchange Notes and determination of the eligibility of the Registrable Notes or Appreciation Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Appreciation Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Appreciation Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Appreciation Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Registrable Notes or Appreciation Exchange Notes eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Issuers desire such insurance, (viii) fees and expenses of all other Persons retained by the Issuers, (ix) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or any inter-dealer quotation system, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Issuers, jointly and severally, shall (i) reimburse the Holders of the Registrable Notes being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in such Registration Statement and (ii) reimburse out-of-pocket expenses (other than legal expenses) of Holders of Registrable Notes incurred in connection with the registration and sale of the Registrable Notes pursuant to a Shelf Registration or in connection with the exchange of Registrable Notes pursuant to the Exchange Offer. In addition, the Issuers, jointly and severally, shall reimburse the Initial Purchaser for 50% (but not more than $30,000) of the reasonable fees and expenses of one counsel in connection with the Exchange Offer which shall be White & Case, and shall not be required to pay any other legal expenses of the Initial Purchaser in connection therewith.

          7. Indemnification. (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Notes offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Appreciation Exchange Notes during the Applicable Period, the affiliates, directors, officers, agents, representatives and employees of each such Person or its affiliates, and each other Person, if any, who controls any such Person or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant") from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Notes or Appreciation Exchange Notes, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Issuers will not be required to indemnify a Participant if (i) such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Notes or Appreciation Exchange Notes which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Issuers in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Appreciation Exchange Notes sold to such Person if required by applicable laws, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their respective directors and officers and each Person who controls the Issuers within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Issuers. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, shall have the right to retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure results in the loss or compromise of any material rights or defenses by the Indemnifying Person). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Appreciation Exchange Notes sold by all such Participants and any such separate firm for the Issuers, their directors, their officers and such control Persons of the Issuers shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or com-promise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in Section 7(a) and 7(b) hereof is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, than each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Appreciation Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Appreciation Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

          8. Rules 144 and 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Notes, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Registrable Notes remain outstanding, to make available to any Holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

          9. Underwritten Registrations. If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Issuers.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10. Miscellaneous. (a) No Inconsistent Agreements. None of the Issuers have entered, as of the date hereof, and none of the Issuers shall, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (c) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

               1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchaser as follows:

                    NatWest Capital Markets Limited
                    135 Bishopgate
                    London, England
                    Attention:  Roger Hoit

          with a copy to:

                    White & Case
                    1155 Avenue of the Americas
                    New York, NY  10036
                    Facsimile No:  (212) 354-8113

                    Attention:  Timothy B. Goodell, Esq.

               2. if to the Initial Purchaser, at the addresses specified in Section 10(c)(1);

               3.   if to an Issuer, as follows:

                    Brill Media Company, LLC
                    420 N.W. Fifth Street, Suite 3-B
                    P.O. Box 3353
                    Evansville, Indiana 47732
                    Attention:  Alan Brill

          with a copy to:

                    Thompson & McMullan
                    100 Shockoe Slip
                    Richmond, VA  2329-4140
                    Attention:  Charles W. Laughlin

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registerable Notes.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

          (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (i) Notes Held by the Issuers or their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registerable Notes is required hereunder, Registerable Notes held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (j) Third Party Beneficiaries. Holders of Registerable Notes and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first written above.

                              Company:

                              BRILL MEDIA COMPANY, LLC, a Virginia Limited
                              Liability Company

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                   Name:  Alan R. Brill
                                   Title: President


                              BRILL MEDIA MANAGEMENT, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name:  Alan R. Brill
                                   Title: President

                              Guarantors:

                              BMC HOLDINGS, LLC, a Virginia Limited
                              Liability Company

                              By:  BRILL MEDIA COMPANY, LLC., its Manager

                              By:  BRILL MEDIA MANAGEMENT, INC. its Manager


                              By:  _______________________________
                                   Name:  Alan R. Brill
                                   Title: President


                              READING RADIO, INC.,
                              a Virginia Corporation


                              By:  _______________________________
                                   Name:  Alan R. Brill
                                   Title: President


                              TRI-STATE BROADCASTING, INC., a Virginia
                              Corporation

                              By:  _______________________________
                                   Name:  Alan R. Brill
                                   Title: Vice President

                              NORTHERN COLORADO RADIO, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name:  Alan R. Brill
                                   Title: Vice President


                              NCR II, INC., a Virginia Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              CENTRAL MISSOURI BROADCASTING, INC., a
                              Virginia Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              CMB II, INC.


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President

                              NORTHLAND BROADCASTING, LLC, a Virginia
                              Limited Liability Company

                              By:  NORTHLAND HOLDINGS, LLC, a Virginia
                                   Limited Liability Company, its Manager

                              By:  BMC HOLDINGS, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BRILL MEDIA COMPANY, LLC, a Virginia
                                   Limited Liability Company, its Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: President


                              NB II, INC., a Virginia Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              CENTRAL MICHIGAN NEWSPAPERS, INC., a Virginia Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President

                              CADILLAC NEWSPAPERS, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              CMN ASSOCIATED PUBLICATIONS, INC., a Virginia Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION CO., L.P.

                              By:  CENTRAL MICHIGAN DISTRIBUTION CO., INC.
                                   its General Partner


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              CENTRAL MICHIGAN DISTRIBUTION CO., INC., a
                              Virginia Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President

                              GLADWIN NEWSPAPERS, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              GRAPH ADS PRINTING, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              MIDLAND BUYER'S GUIDE, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President


                              ST. JOHNS NEWSPAPERS, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: Vice President

                              HURON P.S. LLC, a Virginia Limited Liability
                              Company

                              By:  HURON HOLDINGS, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BMC HOLDINGS, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BRILL MEDIA COMPANY, LLC, its Manager

                              By:  BRILL MEDIA MANAGEMENT, INC., a
                                   Virginia Corporation, its Manager


                              By:  _______________________________
                                   Name: Alan R. Brill
                                   Title: President


                              HURON NEWSPAPERS, LLC, a Virginia Limited
                              Liability Company

                              By:  BMC HOLDINGS, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BRILL MEDIA COMPANY, LLC, a Virginia
                                   Limited Liability Company, its
                                   Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President

                              HURON HOLDINGS, LLC, a Virginia Limited
                              Liability Company

                              By:  BMC HOLDINGS, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BRILL MEDIA COMPANY, LLC, a Virginia
                                   Limited Liability Company, its
                                   Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President


                              NORTHERN COLORADO HOLDINGS, LLC

                              By:  BMC HOLDINGS, LLC, a Virginia Limited
                                   Liability Company, its Manager


                              By:  BRILL MEDIA COMPANY, LLC, a Virginia
                                   Limited Liability Company, its Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title:  President

                              NCR III, LLC, a Virginia Limited Liability
                              Company

                              By:  NCH II, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BMC Holdings, LLC, a Virginia Limited
                                   Liability Company, its  Manager

                              By:  Brill Media Company, LLC, a Virginia
                                   Limited Liability Company, its Manager

                              By:  Brill Media Management, Inc., a
                                   Virginia Corporation, its Manager


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President


                              NCH II, LLC, a Virginia Limited Liability
                              Company

                              By:  BMC Holdings, LLC, a Virginia Limited
                                   Liability Company, its  Manager

                              By:  BRILL MEDIA COMPANY, LLC, a Virginia
                                   Limited Liability Company, its Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President


                              NORTHLAND HOLDINGS, LLC, a Virginia Limited
                              Liability Company

                              By:  BMC Holdings, LLC, a Virginia Limited
                                   Liability Company, its Manager

                              By:  BRILL MEDIA COMPANY, LLC, a Virginia
                                   Limited Liability Company, its Manager

                              By: BRILL MEDIA MANAGEMENT, INC., a Virginia Corporation, its Manager


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President


                              CMN HOLDING, INC., a Virginia Corporation


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: Vice President


                              BRILL RADIO INC., a Virginia Corporation


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President


                              BRILL NEWSPAPERS, INC., a Virginia
                              Corporation


                              By:  _______________________________
                                    Name: Alan R. Brill
                                    Title: President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written:


NATWEST CAPITAL MARKETS LIMITED


By:  __________________________
     Name:
     Title:

                                                               SCHEDULE A

                              SUBSIDIARY GUARANTORS

 1.  Holdings
 2.  Reading Radio, Inc.
 3.  Tri-State Broadcasting, Inc.
 4.  Northern Colorado Radio, Inc.
 5.  NCR II, Inc.
 6.  Central Missouri Broadcasting, Inc.
 7.  CMB II, Inc.
 8.  Northland Broadcasting, LLC
 9.  NB II, Inc.
10.  Central Michigan Newspapers, Inc.
11.  Cadillac Newspapers, Inc.
12.  CMN Associated Publications, Inc.
13.  Central Michigan Distribution Co., L.P.
14.  Central Michigan Distribution Co., Inc.
15.  Gladwin Newspapers, Inc.
16.  Graph Ads Printing, Inc.
17.  Midland Buyer's Guide, Inc.
18.  St. Johns Newspapers, Inc.
19.  Huron P.S., LLC
20.  Huron Newspapers, LLC
21.  Huron Holdings, LLC
22.  Northern Colorado Holdings, LLC
23.  NCR III, LLC
24.  NCH II, LLC
25.  Northland Holdings, LLC
26.  CMN Holdings, Inc.
27.  Brill Radio Inc.
28.  Brill Newspapers, Inc.